UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

FortuneX Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 574-4425

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, and one-half of one warrant	FXACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001	FXAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	FXACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed, on September 18, 2026, FortuneX Acquisition Corporation, a Cayman Islands exempted company (“FortuneX”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with WT Realty Group Inc., a Delaware corporation (the “Company”), and FortuneX Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of FortuneX (“Merger Sub”).

On October 13, 2026, FortuneX, the Company and Merger Sub entered into a First Amendment to Business Combination Agreement (the “Amendment”). Pursuant to the Amendment, the parties agreed to amend and restate in its entirety the definition of “Aggregate Merger Consideration” in Section 1.1 of the Business Combination Agreement to reduce the aggregate merger consideration payable to the Company’s stockholders from 60,000,000 shares of PubCo Common Stock, representing an agreed equity value of $600,000,000, to 52,500,000 shares of PubCo Common Stock, being the number of shares equal to the agreed equity value of the Company of $525,000,000 divided by the reference price of $10.00 per share. The Aggregate Merger Consideration remains a fixed number of shares and is not subject to any adjustment for cash, indebtedness, net debt, working capital or any similar item, whether before or after the date of the Amendment, nor to any purchase price adjustment, escrow or holdback. Except as expressly amended by the Amendment, the Business Combination Agreement remains in full force and effect in accordance with its terms.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	First Amendment to Business Combination Agreement, dated October 13, 2026, by and among FortuneX Acquisition Corporation, WT Realty Group Inc. and FortuneX Merger Sub Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuneX Acquisition Corporation

Date: October 14, 2026	By:	/s/ Daniel M. McCabe
	Name:	Daniel M. McCabe
	Title:	Chief Executive Officer

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